Related party transactions	12 Months Ended
Dec. 31, 2022
Related party transactions
Related party transactions
10.	Related party transactions

On the Closing Date of the Business Combination, Grey Rock Administration, LLC (the “Manager”) entered into a Management Services Agreement with Granite Ridge (the “MSA”). Under the MSA, the Manager will provide general management, administrative and operating services covering the oil and gas assets and other properties of the Company and other day-to-day business and affairs of the Company. In accordance with the MSA, the Company shall pay the Manager an annual services fee of $10.0 million and shall reimburse the Manager for certain Granite Ridge group costs related to the operation of the Company’s assets (including for third party costs allocated or attributable to the Assets). The initial term of the MSA expires on April 30, 2028; however, the MSA will automatically renew for additional consecutive one-year renewal terms until terminated in accordance with its terms. Upon any termination of the MSA, the Manager shall provide transition services for a period of up to 90 days. At December 31, 2022, service fees for the Company under the MSA were approximately $1.9 million.

Prior to the Transaction, the Company paid an annual management fee to an entity under common control as compensation for providing managerial services to the Company.

For the periods ended December 31, 2022, December 31, 2021 and December 31, 2020, total management fees for the Company were approximately $7.9 million, $6.2 million and $6.6 million, respectively, and are included in general and administrative expenses within the accompanying consolidated statements of operations.